                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                             FORM 8-K CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                               SEPTEMBER 14, 2004


                             COMMISSION FILE NUMBER

                                     0-28378


                                     AmREIT
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              TEXAS                                       76-0410050
 -------------------------------               ---------------------------------
 (STATE OR OTHER JURISDICTION OF               (IRS EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)


     8 GREENWAY PLAZA, SUITE 1000,
          HOUSTON, TEXAS 77046                            713-850-1400
 -------------------------------               ---------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (REGISTRANT'S TELEPHONE NUMBER)


                                      [N/A]
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                               TABLE OF CONTENTS


Item 2.01.  Completion of Acquisition or Disposition of Assets

Item 9.01.  Financial Statement and Exhibits

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On July 1, 2004, we acquired two grocery-anchored retail shopping centers - Cinco Ranch which is located in Katy, Texas and Plaza in the Park which is located in Houston, Texas. Material factors considered in each of the acquisitions made by us include historical and prospective financial performance of the center, credit quality of the tenancy, local and regional demographics, location and competition, ad valorem tax rates, condition of the property and the related anticipated level of capital expenditures required. The total investment in these acquisitions was $48.5 million. Audited financial statements for the properties (the "Acquired Properties"), are submitted in ITEM 9.01 below. Unaudited pro forma condensed consolidated financial information of AmREIT and Subsidiaries and the Acquired Properties is also submitted in ITEM
9.01 below.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     The following financial statements, pro forma financial statements and exhibits are filed as part of this report:

     (a)  Financial statements of businesses acquired:

          1.  Cinco Ranch

              (i)    Report of Independent Registered Public Accounting Firm

              (ii) Historical Summary of Gross Income and Direct Operating Expenses for the period from June 4, 2003 to May 31, 2004

              (iii) Notes to Historical Summary of Gross Income and Direct Operating Expenses

          2.  Plaza in the Park

              (i)    Report of Independent Registered Public Accounting Firm

              (ii) Historical Summary of Gross Income and Direct Operating Expenses for the period from June 4, 2003 to May 31, 2004

              (iii) Notes to Historical Summary of Gross Income and Direct Operating Expenses

     (b) Pro Forma Condensed Consolidated Financial Statements (unaudited) of AmREIT and Subsidiaries and the Acquired Properties

          1.   Pro Forma Condensed Consolidated Balance Sheet as of June 30,
               2004

          2. Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2004

          3. Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2003

     (c) Exhibits:

          None

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Trust Managers
AmREIT:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Cinco Ranch Shopping Center (the Property) for the period June 4, 2003 through May 31, 2004. This Historical Summary is the responsibility of the management of AmREIT. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, as described in note 2, of Cinco Ranch Shopping Center for the period June 4, 2003 through May 31, 2004, in conformity with U.S. general accepted accounting principles.




KPMG LLP


Houston, TX
September 14, 2004

                           Cinco Ranch Shopping Center
                       Historical Summary of Gross Income
                          and Direct Operating Expenses
              For the Period from June 4, 2003 through May 31, 2004


Gross Income                                                             $1,374,246
                                                                         ----------

Direct Operating Expenses:
      Operating expenses                                                    132,270
      Real estate taxes                                                     101,231
      Insurance                                                              10,697
      Interest                                                              485,676
                                                                         ----------

            Total direct operating expenses                                 729,874
                                                                         ----------

            Excess of gross income over direct operating expenses        $  644,372
                                                                         ==========


See accompanying notes to historical summary of gross income and direct operating expenses.

                           Cinco Ranch Shopping Center
                   Notes to Historical Summary of Gross Income
                          and Direct Operating Expenses
              for the Period from June 4, 2003 through May 31, 2004


(1)    BUSINESS

       The Cinco Ranch Shopping Center (the Property) is located in Katy, Texas. The property consists of approximately 97,297 square feet of gross leasable area and was 100% occupied at May 31, 2004. On July 1, 2004, AmREIT acquired the property for $15.5 million.

(2)    BASIS OF PRESENTATION AND COMBINATION

       The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in AmREIT's filing on Form 8-K, and is not intended to be a complete presentation of the Property's revenues and expenses. The seller purchased the Property on June 4, 2003. The Historical Summary has been prepared on the accrual basis of accounting. Management of the Property is required to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

 (3)   GROSS INCOME

       The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area maintenance, real estate taxes, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provisions for contingent rentals. No contingent rent was earned during the period from June 4, 2003 through May 31, 2004.

       Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income is recognized for the full period of occupancy on a straight-line basis.

       The weighted average remaining lease term for the project is 14 years. Minimum rents to be received from tenants under operating leases, exclusive of common area maintenance reimbursements, which were $187 thousand for the period from June 4, 2003 through May 31, 2004, are as follows:

                    2005                    $ 1,218,461
                    2006                      1,207,697
                    2007                      1,081,057
                    2008                      1,064,256
                    2009                      1,013,050
                    Thereafter                8,546,056
                                            -----------
                          Total             $14,130,577
                                            ===========

       Adjustments to record rental income on a straight line basis increased gross income by $24 thousand during the period from June 4, 2003 through May 31, 2004. Additionally, adjustments to rental income increased gross income by $6 thousand for such period due to adjustments to reflect rental income at market rates related to leases acquired through acquisition.

       As of May 31, 2004, 63,373 square feet was leased to one tenant, Kroger, under a noncancelable lease that expires June 3, 2023. This tenant accounted for approximately 42% of rental revenue during the period from June 4, 2003 through May 31, 2004.

(4)    DIRECT OPERATING EXPENSES

       Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation and amortization are excluded from the Historical Summary.

(5)    RELATED-PARTY TRANSACTIONS

       During the period from June 4, 2003 through May 31, 2004, management fees and leasing commissions of $37,340 and $16,380, respectively, were paid or incurred. Such amounts were paid or owed to various entities related to the owner of the Property either by common ownership or control. Payments and amounts due to related parties represent amounts due under contracts for different services provided by the related party.

(6)    PROJECT FINANCING

       In June 2003, a $8,720,000 non-recourse note payable was entered into with a lender, secured by the Property. The note requires monthly installment payments of principal and interest through its maturity on July 10, 2013, at the fixed interest rate of 5.6%, based on a 30-year amortization. The Property is pledged as security under the terms of the note payable. The loan may not be prepaid before July 10, 2008 and requires prepayment fees of 5%, 4%, 3%, 2%, and 1% if it is prepaid during the sixth, seventh, eighth, ninth, or tenth year, respectively. In connection with the July 2004 acquisition of the Property by AmREIT, this note was assumed.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Trust Managers
AmREIT:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Plaza in the Park Shopping Center (the Property) for the period June 4, 2003 through May 31, 2004. This Historical Summary is the responsibility of the management of AmREIT. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, as described in note 2, of Plaza in the Park Shopping Center for the period June 4, 2003 through May 31, 2004, in conformity with U.S. general accepted accounting principles.




KPMG LLP

Houston, TX
September 14, 2004

                        Plaza in the Park Shopping Center
                       Historical Summary of Gross Income
                          and Direct Operating Expenses
              For the Period from June 4, 2003 through May 31, 2004


Gross Income                                                             $2,775,684
                                                                         ----------

Direct Operating Expenses:
      Operating expenses                                                    350,316
      Real estate taxes                                                     252,118
      Insurance                                                              34,142
      Interest                                                            1,026,493
                                                                         ----------

            Total direct operating expenses                               1,663,069
                                                                         ----------

            Excess of gross income over direct operating expenses        $1,112,615
                                                                         ==========


See accompanying notes to historical summary of gross income and direct operating expenses.

                        Plaza in the Park Shopping Center

                   Notes to Historical Summary of Gross Income

                          and Direct Operating Expenses

              for the Period from June 4, 2003 through May 31, 2004


(1)    BUSINESS

       Plaza in the Park Shopping Center (the Property) is located in Houston, Texas. The Property consists of approximately 129,955 square feet of gross leasable area and was approximately 96.7% occupied at May 31, 2004. On July 1, 2004, AmREIT acquired the Property for $33.0 million.

(2)    BASIS OF PRESENTATION AND COMBINATION

       The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in AmREIT's filing on Form 8-K, and is not intended to be a complete presentation of the Property's revenues and expenses. The seller purchased the Property on June 4, 2003. The Historical Summary has been prepared on the accrual basis of accounting. Management of the Property is required to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

 (3)   GROSS INCOME

       The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area maintenance, real estate taxes, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provisions for contingent rentals. No contingent rent was earned during the period from June 4, 2003 through May 31, 2004.

       Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income is recognized for the full period of occupancy on a straight-line basis.

       The weighted average remaining lease term for the project is 9.2 years. Minimum rents to be received from tenants under operating leases, exclusive of common area maintenance reimbursements, which were $480 thousand for the period from June 4, 2003 through May 31, 2004, are as follows:

                           2005                     $2,443,901
                           2006                      2,455,763
                           2007                      2,291,814
                           2008                      2,057,938
                           2009                      1,918,793
                           Thereafter               13,409,044
                                                   -----------
                                 Total             $24,577,253
                                                   ===========

       Adjustments to record rental income on a straight line basis increased gross income by $44 thousand during the period from June 4, 2003 through May 31, 2004. Additionally, adjustments to rental income decreased gross income by $66 thousand for such period due to adjustments to reflect rental income at market rates related to leases acquired through acquisition at other than market rates.

       As of May 31, 2004, 68,658 square feet was leased to one tenant, Kroger, under a noncancelable lease that expires August 31, 2021. This tenant accounted for approximately 41% of rental revenue during the period from June 4, 2003 through May 31, 2004.

(4)    DIRECT OPERATING EXPENSES

       Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation and amortization are excluded from the Historical Summary.

(5)    RELATED-PARTY TRANSACTIONS

       During the period from June 4, 2003 through May 31, 2004, management fees and leasing commissions of $75,462 and $14,712, respectively, were paid or incurred. Such amounts were paid or owed to various entities related to the owner of the Property either by common ownership or control. Payments and amounts due to related parties represent amounts due under contracts for different services provided by the related party.

(6)    PROJECT FINANCING

       In June 2003, a $18,430,000 non-recourse note payable was entered into with a lender, secured by the Property. The note requires monthly installment payments of principal and interest through its maturity on July 10, 2013, at the fixed interest rate of 5.6%, based on a 30-year amortization. The Property is pledged as security under the terms of the note payable. The loan may not be prepaid before July 10, 2008 and requires prepayment fees of 5%, 4%, 3%, 2%, and 1% if it is prepaid during the sixth, seventh, eighth, ninth, or tenth year, respectively. In connection with the July 2004 acquisition of the Property by AmREIT, this note was assumed.

                             AMREIT AND SUBSIDIARIES
                         PRO FORMA FINANCIAL INFORMATION

                                   (UNAUDITED)


The following pro forma financial statements have been prepared to provide pro forma information with regards to the properties described below (the "Properties") which AmREIT (the "Company") acquired from an unrelated third party.

On July 1, 2004, the Company acquired Plaza in the Park Shopping Center, a 129,955 square-foot Kroger anchored shopping center located on approximately
14.3 acres. The property is located in Houston, Texas and is 96.7% occupied. Also on July 1, 2004, the Company acquired Cinco Ranch Shopping Center, a 97,297 square-foot Kroger anchored shopping center located on approximately 12.8 acres of land. The property is located in Katy, Texas and is 100% occupied.

The unaudited Pro Forma Condensed Consolidated Balance Sheet presents the historical financial information of the Company as of June 30, 2004 as adjusted for the acquisition of the Properties which are assumed to have occurred on June 30, 2004.

The unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2003 and the six months ended June 30, 2004 combine the historical operations of the Company with the gross income and direct operating expenses of the Properties and are presented as if the acquisitions of the Properties occurred on January 1, 2003.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Company's management based upon the historical financial statements of the Company and of the Properties. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. In management's opinion, all adjustments necessary to reflect the effects of the property acquisitions have been made. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements included in the Company's previous filings with the Securities and Exchange Commission.

                             AMREIT AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2004
                                   (unaudited)

                                 (in thousands)

                                                                                         Acquisitions (2)
                                                                                     ------------------------
                                                                        AmREIT         Cinco     Plaza in the
                                                                    Historical (1)     Ranch         Park         Pro Forma
                                                                    --------------   ---------   ------------     ---------
 ASSETS
 Property:
      Land                                                            $  37,920      $   2,660     $  13,232      $  53,812
      Buildings                                                          32,286          9,619        14,091         55,996
      Tenant improvements                                                   620          1,459         1,905          3,984
                                                                      ---------      ---------     ---------      ---------
                                                                         70,826         13,738        29,228        113,792
      Less accumulated depreciation and amortization                     (2,707)            --            --         (2,707)
                                                                      ---------      ---------     ---------      ---------
          Net real estate held for investment                            68,119         13,738        29,228        111,085
      Real estate held for sale, net                                     11,032             --            --         11,032

 Net investment in direct financing leases held for investment           19,222             --            --         19,222

 Intangible lease cost, net                                                 672          1,892         3,742          6,306
 Other assets                                                             9,667             44           203          9,914
                                                                      ---------      ---------     ---------      ---------
 TOTAL ASSETS                                                         $ 108,712      $  15,674     $  33,173      $ 157,559
                                                                      =========      =========     =========      =========

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Liabilities:
      Notes payable                                                   $  32,534      $  15,504(3)  $  33,007(3)   $  81,045
      Other liabilities                                                   3,465            170           166          3,801
                                                                      ---------      ---------     ---------      ---------
          TOTAL LIABILITIES                                              35,999         15,674        33,173         84,846
                                                                      ---------      ---------     ---------      ---------

 Minority interest                                                        1,010             --            --          1,010

 Shareholders' equity                                                    71,703             --            --         71,703
                                                                      ---------      ---------     ---------      ---------
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $ 108,712      $  15,674     $  33,173      $ 157,559
                                                                      =========      =========     =========      =========

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

                             AMREIT AND SUBSIDIARIES
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2004

                                   (UNAUDITED)


(1) Reflects the historical condensed consolidated balance sheet of the Company as of June 30, 2004. Please refer to the AmREIT's historical consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-QSB for the six months ended June 30, 2004.

(2) Reflects the acquisition of the Properties. The aggregate purchase price was $48.5 million and was allocated among land, buildings, tenant improvements, above- and below-market leases and intangible lease costs pursuant to Statement of Financial Accounting Standards No. 141, Business Combinations (SFAS No. 141). The buildings are depreciated over a period of 39 years.

(3) In conjunction with the acquisition of the Properties, the Company assumed $26.8 million of secured debt with a fixed rate of 5.6%. Additionally, $21.7 million of the acquisition consideration was funded through the Company's credit facility (rate of 3.375% on the acquisition date). The terms of the debt assumed approximated market on the date of the acquisition; accordingly, no adjustments were made to the carrying value of the debt in allocating the purchase price of the Properties.

                             AMREIT AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                   (Unaudited)

                    (in thousands, except per share amounts)

                                                                              Acquisitions (2)
                                                                         ------------------------
                                                            AmREIT        Cinco      Plaza in the    Pro Forma
                                                         Historical(1)    Ranch         Park        Adjustments     Pro Forma
                                                         -------------   --------    ------------   -----------     ---------
Revenues
 Rental income and earned income                           $  4,211      $    687      $  1,388      $     --      $  6,286
 Other income                                                 4,975            --            --            --         4,975
                                                           --------      --------      --------      --------      --------
 Total Revenues                                               9,186           687         1,388            --        11,261
                                                           --------      --------      --------      --------      --------

Expenses
 General operating and administrative                         3,008           122           318            --         3,448
 Depreciation and amortization                                  504            --            --           740(3)      1,244
 Other expenses                                               5,093            --            --            --         5,093
                                                           --------      --------      --------      --------      --------
 Total Expenses                                               8,605           122           318           740         9,785
                                                           --------      --------      --------      --------      --------

Operating income                                                581           565         1,070          (740)        1,476
Interest expense                                             (1,163)         (243)         (513)         (356)(4)    (2,275)
Other income/expense                                           (182)           --            --            --          (122)

Income (loss) from continuing operations                       (763)          322           557        (1,096)         (981)

Distributions paid to class B and class C shareholders       (1,919)           --            --            --        (1,919)
                                                           --------      --------      --------      --------      --------

Loss from continuing operations available to class A
  shareholders                                             ($ 2,682)     $    322      $    557      ($ 1,096)     ($ 2,900)
                                                           ========      ========      ========      ========      ========

Loss from continuing operations - basic and diluted           (0.87)                                                  (0.94)
                                                           --------                                                --------

Weighted average common shares used to compute
 net income per share, basic and diluted                      3,094                                                   3,094
                                                           ========                                                ========

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

                             AmREIT AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004

                                   (UNAUDITED)


(1) Reflects the historical condensed consolidated statement of operations of the Company for the six months ended June 30, 2004. Please refer to AmREIT's historical consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-QSB for the six months ended June 30, 2004.

(2) The historical statements of operations for the Properties represent a historical summary of gross income and direct operating expenses for the period from January 1, 2004 through June 30, 2004. Costs such as depreciation and amortization were excluded from the historical summary. See Note 3 below.

(3) Represents the depreciation of the building (over 39 years) and tenant improvements (over the terms of the respective lease agreements) as well as the amortization of the intangible assets based on the preliminary purchase price allocation in accordance with SFAS No. 141.

(4) Represents the incremental interest expense related to the portion of the acquisition consideration that was financed via the Company's credit facility, assuming an interest rate of 3.375%.

                             AMREIT AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003
                                   (Unaudited)

                    (in thousands, except per share amounts)

                                                                     Acquisitions(2)
                                                                  --------------------
                                                     AmREIT        Cinco      Plaza in      Pro Forma
                                                  Historical(1)    Ranch      the Park     Adjustments        Pro Forma
                                                  -------------   -------     --------     -----------        ---------
Revenues
  Rental income and earned income                   $ 7,584       $ 1,143      $ 2,798      $      -           $ 11,525
  Other income                                        5,025             -            -             -              5,025
                                                    -------       -------      -------      --------           --------
  Total Revenues                                     12,609         1,143        2,798             -             16,550
                                                    -------       -------      -------      --------           --------
Expenses
  General operating and administrative                3,937           245          642                            4,824
  Depreciation and amortization                         836             -            -         1,479 (3)          2,315
  Other expenses                                      4,084             -            -             -              4,084
                                                    -------       -------      -------      --------           --------
  Total Expenses                                      8,857           245          642         1,479             11,223
                                                    -------       -------      -------      --------           --------

Operating income                                      3,752           898        2,156        (1,479)             5,327
Interest expense                                     (2,354)         (491)      (1,037)         (712)(4)(5)      (4,594)
Other expense                                          (102)            -            -             -               (103)
                                                    -------       -------      -------      --------           --------
Income (loss) before discontinued operations          1,295           407        1,119        (2,191)               630

Distributions paid to class B and class C
  shareholders                                       (1,943)            -            -             0             (1,943)
                                                    -------       -------      -------      --------           --------

Income (loss) from continuing operations
  available to class A shareholders                 $  (648)      $   407      $ 1,119      $ (2,191)          $ (1,313)
                                                    =======       =======      =======      ========           ========

Loss from continuing operations-
    basic and diluted                                 (0.23)                                                      (0.47)
                                                    -------                                                    --------

Weighted average common shares used to compute
  net income per share, basic and diluted             2,792                                                       2,792
                                                    =======                                                    ========

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

                             AmREIT AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003

                                   (UNAUDITED)


(1) Reflects the historical condensed consolidated statement of operations of the Company for the year ended December 31, 2003. Please refer to AmREIT's historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003.

(2) The historical statements of operations for the Properties represent a historical summary of gross income and direct operating expenses for the year ended December 31, 2003. Costs such as depreciation and amortization were excluded from the historical summary. See Note 3 below.

(3) Represents the depreciation of the building (over 39 years) and tenant improvements (over the terms of the respective lease agreements) as well as the amortization of the intangible assets based on the preliminary purchase price allocation in accordance with SFAS No. 141.

(4) Represents the incremental interest expense related to the portion of the acquisition consideration that was financed via the Company's credit facility, assuming an interest rate of 3.375%.


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
SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      AmREIT



                                      By:     /s/ Chad C. Braun
                                         ---------------------------------------
                                          Chad C. Braun, Chief Financial Officer

Dated:  September 14, 2004


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